Q4/Full Year 2016 Results Supplemental Presentation to Earnings Press Release February 9, 2017 Exhibit 99.2

Forward-Looking Statements NuVasive cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this presentation contains selected financial results from the fourth quarter and year end 2016, as well as projections for 2017 financial guidance and longer-term financial performance goals. The Company’s projections for 2017 financial guidance and longer-term financial performance goals represent current estimates, including initial estimates of the potential benefits, synergies and cost savings associated with acquisitions, which are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that NuVasive’s revenue or earnings projections may turn out to be inaccurate because of the preliminary nature of the forecasts; the risk of further adjustment to financial results or future financial expectations; unanticipated difficulty in selling products, generating revenue or producing expected profitability; the risk that acquisitions will not be integrated successfully or that the benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected; and those other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. The forward-looking statements contained herein are based on the current expectations and assumptions of NuVasive and not on historical facts. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

Non-GAAP Financial Measures Management uses certain non-GAAP financial measures such as non-GAAP earnings per share, non-GAAP net income, non-GAAP operating expenses and non-GAAP operating profit margin, which exclude amortization of intangible assets, non-cash purchase accounting adjustments on acquisitions, business transition costs, CEO transition related costs, certain litigation charges, significant one-time items, non-cash interest expense (excluding debt issuance cost) and/or losses on repurchase of convertible notes, and the impact from taxes related to these items, including those taxes that would have occurred in lieu of these items. Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency is the use of an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, non-cash purchase accounting adjustments on acquisition, business transition costs, CEO transition related costs, certain litigation charges, and other significant one-time items. Management calculates the non-GAAP financial measures provided in this presentation excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. This presentation is intended to accompany the Company’s fourth quarter and year end 2016 earnings announcement, which includes financial results reported on a GAAP and non-GAAP basis. For reconciliations of non-GAAP financial measures to the comparable GAAP financial measure, please refer to the earnings announcement, as well as supplemental financial information posted on the Investor Relations section of the Company’s corporate website at www.nuvasive.com.

Q4 & Full Year 2016 Performance Reported year-over-year revenue growth of 25.9% to $271.1 million, or 25.5% on a constant currency basis. Delivered GAAP operating profit margin of 11.1%; non-GAAP operating profit margin of 18.0%, up 90 bps from prior year. Drove GAAP diluted earnings per share of $0.11; non-GAAP diluted EPS up 51.4% from prior year to $0.53. Record revenue, strong operating profitability and earnings ü Reported year-over-year revenue growth of 18.6% to $962.1 million, or 18.4% on a constant currency basis. Delivered GAAP operating profit margin of 12.8%; non-GAAP operating profit margin of 16.1%, up 70 bps from prior year. ü Drove GAAP diluted earnings per share of $0.69; non-GAAP diluted EPS up 26.7% from prior year to $1.66. ü Q4 2016 Full Year 2016

Fourth Quarter 2016 Revenue Highlights

U.S. SPINAL HARDWARE
Includes All Implants, Fixation, MAGEC® & PRECICE®

22% in 4Q16

Key Performance Factors
Continued Adoption of Core Product Areas within iGA Platform, Strength in Procedural Volumes and Addition of NSO Portfolio

U.S. SURGICAL SUPPORT
Includes Biologics, IOM Services & Disposables

26% in 4Q16

Key Performance Factors
Driven By Addition of Biotronic and Growth in M5 Neuromonitoring Disposables

INTERNATIONAL
Includes Puerto Rico

42%* in 4Q16

Key Performance Factors
Strong Growth in All Core Markets and Addition of NSO Portfolio

** Constant currency basis*

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NUVA 2016 Highlights

INNOVATION

- iGA™ for Cervical Spine
- iGA launched in select OUS markets
- MAGEC® NTAP approval
- MAGEC® MR clearance
- AttraX® Putty synthetic biologic
- CoRoent® Small Interlock Hyperlordotic

PROFITABILITY

- New state-of-the-art manufacturing facility online
- New international headquarters
- Settled 8 year litigation with Medtronic
- Improved asset efficiencies

CAPITAL DEPLOYMENT

- Established $150M revolving credit facility
- Issued $650M Convertible Senior Notes due 2021
- Repurchased $339M in Convertible Senior notes due 2017
- Named to S&P MidCap 400

STRATEGY

- Ellipse Technologies = NuVasive Specialized Orthopedics
- Biotronic NeuroNetwork + IMI = NuVasive Clinical Services
- Acquisition of Mega Surgical (Brazil)
- LessRay for radiation reduction
- Spine Service Line Partnership offering

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Q4 & Full Year 2016 P&L Performance

OPERATING LEVERAGE STORY CONTINUES TO PLAY OUT

NON-GAAP MEASURES	4Q16 ACTUALS	4Q16 YOY PERFORMANCE FACTORS	FY16 ACTUALS	FY16 YOY PERFORMANCE FACTORS
Gross Margin	75.3%	90 bps driven by Biotronic expense profile; partially offset by med device tax repeal	76.6%	60 bps driven by med device tax repeal; partially offset by Biotronic expense profile
SM&A	52.5%	270 bps improvement from prior year driven by lower SM&A spend profile of Biotronic & greater asset efficiencies; partially offset investments in International	55.5%	90 bps improvement from prior year driven by lower SM&A spend profile of Biotronic, greater asset efficiencies; partially offset by investments in U.S. sales force and International
R&D	4.8%	80 bps driven by investments in core NUVA platform & NSO technology	5.0%	70 bps driven by investments in core NUVA platform & NSO technology
Operating Profit Margin	18.0%	90 bps driven by improvements in asset efficiencies and med device tax repeal, partially offset by R&D investment	16.1%	70 bps driven by improvements in asset efficiencies and med device tax repeal, partially offset by investments in NSO and R&D
EPS	$0.53	51.4% YoY growth	$1.66	26.7% YoY growth
Adjusted EBITDA Margin	26.8%	90 bps driven by improvements in asset efficiencies and med device tax repeal, partially offset by R&D investment	25.2%	Flat YoY driven by core operational improvements offset by investments in R&D and NSO

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* NuVasive financial performance guidance as of February 9, 2017. Global Revenue (In Millions) Non-GAAP Operating Profit Margin ~570 Basis Point Improvement $1,065* 11.4% 15.4% 16.1% 17.1%* Strong History of Growth and Profitability DISCIPLINED EXECUTION OF STRATEGY DRIVES EXCEPTIONAL RESULTS

New ‘all digital’, 180,000 sq. ft. facility is on-line and supporting select implants and instruments Began manufacturing first products out of facility in Q3 2016 Investing ~$45M to construct and equip new facility with state-of-the-art equipment Expect to employ ~300 high-tech positions Further align R&D and Product Development teams to optimize and accelerate product launches, including 3D printing capabilities Enhances manufacturing presence in U.S. Opened new ‘all digital’ manufacturing center in West Carrollton, Ohio Investment in U.S. Manufacturing

Driving ~20% CAGR in Adjusted EBITDA Improvements * NuVasive financial performance guidance as of February 9, 2017. Incremental focus on improving the working capital profile and CapEx spending will drive incremental gains in the free cash flow profile of the company. Disciplined approach to driving profitability resulting in meaningful improvements FUTURE INITIATIVES Significantly reducing inventory days on hand Reducing CapEx burn from ~9% to ~6% of revenue through better set configuration and utilization

Driving Improved Tax Rate Focused on reducing tax rate through international scale and domestic tax planning Opportunity to drive non-GAAP effective tax rate lower by ~1,400 bps over 5 years. OPERATING IMPROVEMENTS TAKING HOLD Global tax planning initiatives are playing through: International scale being realized IP migration plans being deployed Building localized capabilities in country * NuVasive financial performance guidance as of February 9, 2017.

Full Year 2017 Financial Performance Guidance*

	FY17 Guidance	Performance Drivers
Revenues • **As reported**	~$1.065B, ~11.7% YoY growth^	~$61M full year of Biotronic contribution; ~$10M currency headwind
• **U.S. Spinal Hardware** • **U.S. Surgical Support** • **International**	~8% YoY growth ~13% YoY growth ~16% YoY growth	Strong expected lumbar, cervical and NSO product performance Full year of Biotronic contribution ~22% constant currency growth
Non-GAAP Gross Margin	~76.1%	~50 bps YoY decrease due to the lower gross margin profile of Biotronic, partially offset by the increasing production at the West Carrollton facility
Non-GAAP Sales, Marketing & Admin.	~54.0%	~150 bps YoY improvement driven by core NuVasive asset efficiencies, International scale and sales force efficiencies as well as SM&A profile of Biotronic business
Non-GAAP Research & Development	~5.0%	~$5M YoY increase in investment in innovation
Non-GAAP Operating Profit Margin	~17.1%	~100 bps YoY improvement driven by core efficiencies while continuing to integrate acquired entities
Non-GAAP Earnings Per Share	~$2.00	~20% YoY growth
Adjusted EBITDA Margin	~26.7%	~150 bps YoY increase
Non-GAAP Effective Tax Rate	~35%	~120 bps YoY improvement; ASU adoption 2016-09
Non-GAAP diluted WASO	~53.1M shares	Increased from ~52M shares in 2016 due to higher share price impact on remaining 2017 convertible note dilution; ASU adoption 2016-09

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** NuVasive financial performance guidance as of February 9, 2017; ^Constant currency*

Q1 2017 $250M Revenue Non-GAAP operating profit margin of 14.1% Q1 2017 Performance Expectations* PERFORMANCE EXPECTATIONS FOR MODELING PURPOSES 3 ~16.4% Reported Ex FX ~6.7% Pro-forma Ex FX Non-GAAP Earnings per share of $0.37 * NuVasive financial performance guidance as of February 9, 2017; growth rates presented on a constant currency basis; pro-forma reflects year-over-year growth assuming acquisitions completed on January 1, 2016 and included in the financial results for the entire fiscal quarter.

Growing revenues at multiples of market in high single-digit range* Long-term non-GAAP operating profit margins expanding to ~25% and adjusted EBITDA margin to ~32%* Drive change in tax rate from high 30%’s to high 20%’s* Optimizing tax structure to drive EPS growth 2x the rate of revenue growth* Set to generate significant increases in free cash flow #1 #2 #3 #4 #5 Grow Revenues Expand Operating + EBITDA Margins Tax Rate Improvement Free Cash Flow EPS Growth Why Invest in NuVasive RELENTLESS FOCUS ON DRIVING SHAREHOLDER VALUE * NuVasive financial performance guidance as of February 9, 2017.